SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  -------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  -------------


         Date of report (Date of earliest event reported): June 27, 2003


                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)



        Delaware                       000-02324                 11-1974412
(State of Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)



                35 South Service Road, Plainview, New York 11803
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (516) 694-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         As previously reported, in December 2002, the Registrant approved a formal plan to discontinue the Registrant's fiber optic lithium niobate modulator operation. The plan called for an immediate cessation of operations and disposal of existing assets.

         As was also previously reported, on June 27, 2003, the Registrant, MCE Acquisition Corporation, a Michigan corporation and a wholly owned subsidiary of Aeroflex ("Acquisition"), MCE Technologies, Inc., a Michigan corporation (MCE"), and Michael J. Endres, on behalf of the shareholders and warrantholders of MCE, entered into an Agreement and Plan of Merger (the "Agreement") pursuant to which MCE will be merged with and into Acquisition and MCE will become a wholly-owned subsidiary of the Registrant. In connection with the merger, the Registrant will be filing with the Commission a registration statement which will incorporate by reference the Registrant's financial results for its fiscal years ended June 30, 2002, 2001 and 2000. As a result, the Registrant is filing this report to restate its financial results for such fiscal years to give effect to the discontinued operations.

         In accordance with SFAS No. 144, the abandonment of the Registrant's fiber optic lithium niobate modulator operation has been reported as a discontinued operation and, accordingly, losses from operations and the loss on abandonment have been reported separately from continuing operations.

         To conform with this presentation, all periods have been restated. As a result, the assets and liabilities of the discontinued operation have been reclassified on the balance sheet from the historical classifications and presented under the captions "assets of discontinued operations" and "liabilities of discontinued operations," respectively.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

          99.1 Financial Statements and Schedules Comprising Item 8 of Annual Report on Form 10-K as of and for the years ended June 30, 2002, 2001 and 2000


          99.2  Consent of KPMG LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               AEROFLEX INCORPORATED

                               By:    /s/Michael Gorin
                                      ------------------------------------------
                               Name:  Michael Gorin
                               Title: President, Chief Financial Officer and Principal Accounting Officer

Dated:   July 21, 2003

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1 Financial Statements and Schedules Comprising Item 8 of Annual Report on Form 10-K as of and for the years ended June 30, 2002, 2001 and 2000

99.2             Consent of KMPG LLP